Exhibit 10.1

September 20, 2007

Jesters Resources, Inc.
201-6188 Patterson Ave.
Burnaby, British Columbia
Canada V5H 2M1

Ladies and Gentlemen:

RE:      JR Claims

     I hold in trust for Jesters Resources, Inc. an undivided interest in the following claim:

Tenure No.	Name	Recording	Expiration
561450	JR	July 27, 2007	July 27, 2008

     I will deliver full title on demand to Jesters Resources, Inc. for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

YANHUA XU
Yanhua Xu